UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2018

QHY GROUP
(Exact name of registrant as specified in its charter)

YAKUN INTERNATIONAL INVESTMENT AND HOLDING GROUP
(Former name of registrant)

Nevada	000-55933	33-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Broadway, Suite 1515

New York, New York 10036

(Address of principal executive offices) (Zip Code)

+1-212 324 1876

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported in our Form 10-Q for the period ended June 30, 2018 filed on August 9, 2018, on July 31, 2018, we filed an amendment to our articles of incorporation changing our corporate name to QHY Group (the “Name Change Amendment”). The Name Change Amendment was to become effective August 31, 2018, provided that prior to that date FINRA had completed its review of the application we had filed with it in connection with the Name Change Amendment. FINRA has completed its review of the application for the Name Change Amendment, which became effective on September 26, 2018, and assigned the ticker symbol QHYG to our common stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.5	Certificate of Amendment to Articles of Incorporation changing the name of the Registrant to QHY Group (incorporated herein by reference to Exhibit 3.5 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 filed on August 9, 2018).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QHY GROUP

September 26, 2018	By:	/s/ Mao Xu
Mao Xu
President, Chief Executive Officer
(principal executive and financial officer)

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